Sterling Capital Diversified Income Fund

Schedule of Portfolio Investments

June 30, 2020 (Unaudited)

Shares		Fair Value
EQUITY FUNDS — 40.7%
51,712	First Trust DJ Global Select Dividend Index Fund	$929,782
55,030	Global SuperDividend U.S. ETF	825,450
207,811	Invesco Oppenheimer SteelPath MLP Select 40 Fund	847,868
172,108	Madison Covered Call & Equity Income Fund	1,342,446
19,281	SPDR S&P Global Dividend ETF	1,015,686
13,953	Vanguard High Dividend Yield ETF	1,099,217
	Total Equity Funds
	(Cost $6,681,711)	6,060,449

FIXED INCOME FUNDS — 57.9%
190,762	Ashmore Emerging Markets Short Duration Fund	1,356,319
122,732	Federated Institutional High-Yield Bond Fund	1,140,184
28	Fidelity Intermediate Treasury Bond Index Fund	339
9,451	Fidelity Long-Term Treasury Bond Index Fund	160,283
45,574	Fidelity Short Term Treasury Bond Index Fund	496,300
21,929	Hotchkis & Wiley High Yield Fund	224,117
113,026	Loomis Sayles Senior Floating Rate and Fixed Income Fund	944,893
59,981	Principal Spectrum Preferred and Capital Securities Income Fund	589,014
126,754	Stone Ridge High Yield Reinsurance Risk Premium Fund	1,136,986

Shares		Fair Value
FIXED INCOME FUNDS — (continued)
25,698	VanEck Vectors Fallen Angel High Yield Bond ETF	$737,533
199,586	Voya Securitized Credit Fund	1,850,160
	Total Fixed Income Funds
	(Cost $9,499,226)	8,636,128

MONEY MARKET FUND — 1.5%
226,628	Federated Treasury Obligations Fund, Institutional Shares, 0.10%(a)	226,628
	Total Money Market Fund
	(Cost $226,628)	226,628
Total Investments — 100.1%
(Cost $16,407,565)		14,923,205
Net Other Assets (Liabilities) — (0.1)%		(21,556)
NET ASSETS — 100.0%		$14,901,649

(a)	Represents the current yield as of report date.

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

See accompanying Notes to the Schedule of Portfolio Investments.

Sterling Capital Funds

Notes to Schedule of Portfolio Investments - Sterling Capital Diversified Income Fund

June 30, 2020 (Unaudited)

1.	Organization:

Sterling Capital Funds (the “Trust”) commenced operations on October 5, 1992 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company established as a Massachusetts business trust.

The Trust offers shares of Sterling Capital Diversified Income Fund (referred to as the “Fund”), among other series of the Trust. The Fund invests in underlying mutual funds as opposed to individual securities.

The Fund is a “diversified” fund as defined in the 1940 Act.

By owning shares of underlying investment companies, the Fund invests, to varying degrees, in securities of U.S. and non-U.S. companies, including small and medium sized companies, and in debt securities. The Fund, with exposure to underlying equity funds, may include funds that invest in real estate related securities. In addition, underlying investment companies may invest in derivatives and may engage in long/short equity strategies and in option writing strategies. Financial information for those Sterling Capital Funds is included in this report and also is available at www.sec.gov. Financial information for the other underlying series of the Trust is available at www.sec.gov.

2.	Significant Accounting Policies:

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Fund. The policies are in conformity with United States generally accepted accounting principles (“U.S. GAAP”).The preparation of this schedule requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the schedule and the reported amounts of income and expenses for the reporting period. Actual results could differ from those estimates.

Securities Valuation — Investments in open-end investment companies, including underlying funds invested in the Fund, are valued at their respective net asset values as reported by such companies. Investments in closed-end investment companies and exchange-traded funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. The differences between cost and fair value of investments are reflected as either unrealized appreciation or depreciation. Securities for which market quotations are not readily available or deemed unreliable (e.g., an approved pricing service does not provide a price, a furnished price is in error, certain stale prices, or an event occurs that materially affects the furnished price) will be fair valued in accordance with procedures established in good faith under the general supervision of the Board of Trustees.

Fair Value Measurements — The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described as follows:

● Level 1 – quoted prices in active markets for identical securities

● Level 2 – based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

● Level 3 – based on significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. During the period ended June 30, 2020, there were no significant changes to the valuation policies and procedures.

Sterling Capital Funds

Notes to Schedule of Portfolio Investments - Sterling Capital Diversified Income Fund — (continued)

June 30, 2020 (Unaudited)

The summary of inputs used to determine the fair value of the Fund’s investments as of June 30, 2020 is as follows:

	Level 1– Quoted Prices		Level 2– Other Significant Observable Inputs	Level 3– Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Sterling Capital Diversified Income Fund.	$14,923,205	(a)	$—	$—	$14,923,205

(a)	Industries, countries or security types are disclosed in the Schedule of Portfolio Investments.

Cash and Cash Equivalents — The Fund considers liquid assets deposited with a bank, and certain short term debt instruments with original maturities of three months or less to be cash equivalents. These investments represent amounts held with financial institutions that are readily accessible to pay Fund expenses or investments. The Fund may invest its excess cash in the Federated Treasury Obligations Fund or a similar money market fund or other short-term investment.

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